Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

       In connection with the accompanying annual report on Form 10-KSB of Global General
Technologies, Inc. (the "Company") for the fiscal year ending December 31, 2007, I, Joseph K. Petter,
President of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

       1. Such annual report on Form 10-KSB for the fiscal year ending December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in such annual report on Form 10-KSB for the fiscal year ending
December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2008

/s/ Joseph K. Petter
Joseph K. Petter, President (Principal executive and
financial officer)